UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague
The Netherlands (Address of principal executive offices)	N.A. (Zip Code)
Registrant’s telephone number, including area code: 31-70-3732010
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 ☐ CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 ☐ CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 4, 2011, Chicago Bridge & Iron Company N.V. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). The following matters were voted upon and adopted at the Annual Meeting:
     1. Election of Gary L. Neale as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2013 and until his successor has been duly appointed.

First Nominee	Second Nominee
Gary L. Neale	Luciano Reyes	Abstain	Broker Non-Votes
68,575,690	150,016	1,173,212	13,860,648
     2. Election of J. Charles Jennett as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2013 and until his successor has been duly appointed.

First Nominee	Second Nominee
J. Charles Jennett	Westley S. Stockton	Abstain	Broker Non-Votes
68,567,072	179,340	1,152,506	13,860,648
     3. Election of Larry D. McVay as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2014 and until his successor has been duly appointed.

First Nominee	Second Nominee
Larry D. McVay	David L. King	Abstain	Broker Non-Votes
69,011,708	412,311	474,899	13,860,648
     4. Election of Marsha C. Williams as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2014 and until his successor has been duly appointed.

First Nominee	Second Nominee
Marsha C. Williams	Luke V. Scorsone	Abstain	Broker Non-Votes
68,507,169	256,524	1,135,225	13,860,648
The following other members of the Supervisory Board have terms of office continuing after the Annual Meeting: Philip K. Asherman, L. Richard Flury, and W. Craig Kissel.
     5. Approval, by non-binding vote, of the compensation of the Company’s named executive officers

For	67,743,879
Against	1,872,326
Abstain	282,713
Broker Non-Votes	13,860,648

     6. Recommendation, by non-binding vote, of the frequency of the advisory vote on the compensation of the Company’s named executive officers.

1 Year	48,982,116
2 Years	3,567,816
3 Years	17,133,477
Abstain	215,509
The Supervisory Board has directed that the Company include a shareholder advisory (non-binding) vote on executive compensation in its 2012 proxy statement.
     7. Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2010.

For	69,370,936
Against	35,554
Abstain	492,428
Broker Non-Votes	0
     8. Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2010.

For	67,960,115
Against	1,573,143
Abstain	365,660
Broker Non-Votes	0
     9. Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2010.

For	68,152,374
Against	1,377,831
Abstain	368,713
Broker Non-Votes	0
     10. Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of its issued share capital until November 4, 2012 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

For	69,322,774
Against	445,739
Abstain	130,405
Broker Non-Votes	13,860,648
     11. Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2011.

For	69,703,659
Against	167,627
Abstain	27,632
Broker Non-Votes	0
     12. Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire its shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 4, 2016.

For	50,271,058
Against	19,513,595
Abstain	114,265
Broker Non-Votes	13,860,648

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director

Date: May 10, 2011	By:	/s/ RONALD A. BALLSCHMIEDE
Ronald A. Ballschmiede
Managing Director (Principal Financial Officer)